Dreyfus
New York Municipal
Income, Inc.



ANNUAL REPORT
September 30, 2001






                     DREYFUS NEW YORK MUNICIPAL INCOME, INC.

                             PROTECTING YOUR PRIVACY
                                OUR PLEDGE TO YOU

   THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

   YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

   THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

   THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

       THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Additional Information

                            21   Important Tax Information

                            22   Proxy Results

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York
                                                         Municipal Income, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus New York Municipal Income, Inc. covers the 12-month period from October 1, 2000 through September 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. However, municipal bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused tax-exempt bond yields to fall, investors who allocated a portion of their overall investment portfolios to municipal bonds enjoyed the benefits of tax-exempt income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Municipal Income, Inc. perform during the period?

For the 12-month period ended September 30, 2001, the fund achieved a total return of 9.43%.(1) During the same period, the fund provided income dividends of $0.48 per share, which is equal to a distribution rate of 5.65%.(2)

We attribute the fund's good performance to a favorable environment for municipal bonds. New York municipal bonds provided strong returns during the reporting period because of falling short-term interest rates and high levels of demand from New York residents seeking an investment alternative to a declining stock market. However, the fund was adversely affected near the end of the period by the tragic events of September 11.

What is the fund's investment approach?

The fund seeks a high level of current income from a portfolio of municipal bonds from New York issuers.

We tactically seek to manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average effective duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average effective duration to maintain then current yields for as long as we think practical.

Second, we attempt to add value by selecting the tax-exempt bonds that we believe can provide high current levels of income consistent with the fund's management policies.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Declining interest rates in a slowing economy represented an important driver of the fund's performance during the reporting period. When the reporting period began, the economy had already begun to show signs of weakening. Capital spending by businesses had fallen off dramatically, putting pressure on corporate profits. Retail sales began to slow as consumers became less confident in the future. And the stock market continued to fall as formerly high-flying technology stocks returned to more normal valuations.

In this environment, the Federal Reserve Board (the "Fed") took initial steps to reverse the trend in early January 2001, when it implemented the first of eight short-term interest-rate cuts during the reporting period. All told, the Fed reduced short-term interest rates by 3.50 percentage points during the first nine months of 2001 and for the reporting period as a whole. In this declining interest-rate environment, yields of municipal bonds also fell. When bond yields fall, their prices generally rise, producing attractive levels of capital appreciation.

In addition, the market was strongly and positively influenced by supply-and-demand factors. Demand for high quality, tax-exempt securities surged from New York residents seeking an investment alternative to a declining stock market. The state and New York City had improved their fiscal health after receiving greater than expected tax revenues during 1999 and 2000. These factors further supported New York municipal bond prices, which produced higher returns than bonds from most other states for most of the period.

However, some New York tax-exempt bonds were hard-hit in the wake of the terrorist attacks of September 11. Adverse economic repercussions were especially severe in New York's financial district, where many companies lost employees, offices and technological infrastructure. As would be expected, New York City and related issues saw a widening in spreads. However, the markets seemed to stabilize at then current levels.


What is the fund's current strategy?

The effects of the September 11 attacks are still unfolding and it will take some time before the full financial costs are defined. The federal government has already indicated its willingness to finance a good portion of the city's costs related to the attack. And the financial services and tourism industries have historically demonstrated their ability to rebound after economic setbacks. Nonetheless, recovery will take time, and we urge shareholders to exercise patience in this uncertain climate.

Although we plan to make few changes in response to the events of September 11, we intend to continue to manage the portfolio with an eye toward protecting its income stream from reinvestment risk in a low interest-rate environment. This includes selling bonds that are approaching eligibility for early redemption that provide call protection.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD ADJUSTED FOR ANY CAPITAL GAIN DISTRIBUTIONS.

                                                             The Fund

SELECTED INFORMATION

September 30, 2001 (Unaudited)


  Market Price per share September 30, 2001              $8.46

  Shares Outstanding September 30, 2001              3,821,501

  American Stock Exchange Ticker Symbol                    DNM

MARKET PRICE (AMERICAN STOCK EXCHANGE)

                                                        Fiscal Year Ended September 30, 2001
--------------------------------------------------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                 QUARTER
                              ENDED                       ENDED                    ENDED                   ENDED
                        DECEMBER 31, 2000            MARCH 31, 2001            JUNE 30, 2001          SEPTEMBER 30, 2001
-------------------------------------------------------------------------------------------------------------------------------

   High                         $8.44                      $8.80                   $8.77                  $8.80

   Low                           7.81                       8.31                    8.49                   8.20

   Close                         8.00                       8.50                    8.75                   8.46

PERCENTAGE GAIN based on change in Market Price*

   October 21, 1988 (commencement of operations)
      through September 30, 2001                                                                  89.23%

   October 1, 1991 through September 30, 2001                                                     63.00

   October 1, 1996 through September 30, 2001                                                     11.90

   October 1, 2000 through September 30, 2001                                                      8.86

   January 1, 2001 through September 30, 2001                                                     10.22

   April 1, 2001 through September 30, 2001                                                        2.30

   July 1, 2001 through September 30, 2001                                                        (1.98)

NET ASSET VALUE PER SHARE

      October 21, 1988 (commencement of operations)                                               $9.21

      September 30, 2000                                                                           9.10

      December 31, 2000                                                                            9.25

      March 31, 2001                                                                               9.36

      June 30, 2001                                                                                9.36

      September 30, 2001                                                                           9.37

PERCENTAGE GAIN based on change in Net Asset Value*

   October 21, 1988 (commencement of operations)
      through September 30, 2001                                                                 127.55%

   October 1, 1991 through September 30, 2001                                                     79.70

   October 1, 1996 through September 30, 2001                                                     28.32

   October 1, 2000 through September 30, 2001                                                      9.43

   January 1, 2001 through September 30, 2001                                                      5.58

   April 1, 2001 through September 30, 2001                                                        2.89

   July 1, 2001 through September 30, 2001                                                         1.49

*   WITH DIVIDENDS REINVESTED.


STATEMENT OF INVESTMENTS

September 30, 2001

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.0%                                                       Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK--88.1%

Albany Industrial Development Agency, LR

   (New York Assembly Building Project) 7.75%, 1/1/2010                                       1,025,000                1,052,736

Erie County Industrial Development Agency,
   Life Care Community Revenue

   (Episcopal Church Home) 5.875%, 2/1/2018                                                   1,500,000                1,366,965

Monroe Tobacco Asset Backed Securitization Corp.,
   6.625%, 6/1/2042                                                                             500,000                  552,585

Nassau County Tobacco Settlement Corp.,

   Asset Backed 6.40%, 7/15/2033                                                              1,000,000                1,079,060

New York City 7.25%, 8/15/2007                                                                1,500,000                1,764,285

New York City Industrial Development Agency:

  IDR:

      (Brooklyn Navy Yard--Cogen Partners) 5.75%, 10/1/2036                                   1,000,000                  998,490

      (LaGuardia Association LP Project) 6%, 11/1/2028                                        1,000,000                  902,640

   Special Facility Revenue (American Airlines Inc. Project):

      5.40%, 7/1/2019 (Guaranteed; AMR Corp.)                                                 1,390,000                1,053,481

      6.90%, 8/1/2024                                                                           500,000                  446,455

   (Terminal One Group Association Project) 6%, 1/1/2019                                      1,100,000                1,107,128

New York City Transitional Finance Authority, Future Tax Secured

   Revenue 6%, 8/15/2029                                                                      1,000,000                1,085,820

New York Counties Tobacco Trust, Tobacco Settlement Pass

   Through Bonds 6.50%, 6/1/2035                                                              1,000,000                1,101,680

New York State Dormitory Authority, Revenue:

  Health, Hospital and Nursing Home (Mount Sinai Health)

      6.50%, 7/1/2025                                                                         1,000,000                1,081,040

   Judicial Facility Lease (Suffolk County Issue)
      9.50%, 4/15/2014                                                                          100,000                  114,611

   (State University Educational Facilities)

      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   1,000,000  (a)           1,129,450

   Secured Hospital (Saint Agnes Hospital) 5.40%, 2/15/2025                                   1,200,000                1,217,280

New York State Environmental Facilities Corp., SWDR (Occidental

   Petroleum Corp) 5.70%, 9/1/2028                                                            1,600,000                1,604,656

New York State Mortgage Agency,
   Homeownership Mortgage Revenue:

      6.747%, 10/1/2007                                                                         860,000  (b,c)           977,390

      6.05%, 4/1/2026                                                                           785,000                  822,233

      6.125%, 4/1/2027                                                                        1,980,000                2,083,851

      6.40%, 4/1/2027                                                                           950,000                1,010,401

Onondaga County Industrial Development Agency, IDR

   (Weyerhaeuser Project) 9%, 10/1/2007                                                       1,200,000                1,463,664

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Port Authority of New York and New Jersey

   8.295%, 12/1/2012                                                                          1,000,000  (b,c)         1,055,160

Scotia Housing Authority,
   Housing Revenue (Coburg Village Inc. Project)

   6.20%, 7/1/2038                                                                            1,150,000                  933,892

Suffolk County Industrial Development Agency, IDR

   (Nissequogue Cogen Partners Facility) 5.50%, 1/1/2023                                      1,500,000                1,361,130

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          1,000,000                1,084,150

United Nations Development Corp., Revenue

   5.60%, 7/1/2026                                                                            1,000,000                1,000,190

Watervliet Housing Authority, Residential Housing
   (Beltrone Living Center Project) 6.125%, 6/1/2038                                          1,000,000                  876,670

Yonkers Industrial Development Agency, Civic Facility Revenue

   (Saint Joseph's Hospital) 6.20%, 3/1/2020                                                  1,600,000                1,211,136

U.S. RELATED--10.9%

Commonwealth of Puerto Rico

   8.44%, 7/1/2018 (Insured; AMBAC)                                                           1,500,000  (b,c)         1,627,500

Commonwealth of Puerto Rico Highway and
   Transportation Authority,

   Transportation Revenue 7.84%, 7/1/2038                                                     1,000,000  (b,c)           988,180

Commonwealth of Puerto Rico Infrastructure Financing Authority,

   Special Tax Revenue 7.90%, 7/1/2007                                                          225,000                  228,150

Virgin Islands Public Finance Authority, Revenue

   6.375%, 10/1/2019                                                                          1,000,000                1,077,030
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $35,251,321)                                                                             99.0%               35,459,089

CASH AND RECEIVABLES (NET)                                                                         1.0%                  355,993

NET ASSETS                                                                                       100.0%               35,815,082


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

IDR                       Industrial Development Revenue

LR                        Lease Revenue

SWDR                      Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              13.3

AA                               Aa                              AA                                               20.6

A                                A                               A                                                25.8

BBB                              Baa                             BBB                                              15.6

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    24.7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2001, THESE SECURITIES AMOUNTED TO $4,648,230 OR 13.0% OF NET ASSETS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  35,251,321  35,459,089

Interest receivable                                                     651,786

Prepaid expenses                                                            312

                                                                     36,111,187
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            49,958

Cash overdraft due to Custodian                                         197,800

Accrued expenses                                                         48,347

                                                                        296,105
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,815,082
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      35,468,166

Accumulated undistributed investment income--net                         38,605

Accumulated net realized gain (loss) on investments                     100,543

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                207,768
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,815,082
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       3,821,501

NET ASSET VALUE, per share ($)                                             9.37

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,209,842

EXPENSES:

Management fee--Note 3(a)                                              248,698

Shareholder servicing costs--Note 3(b)                                  28,912

Shareholders' reports                                                   23,872

Auditing fees                                                           20,712

Legal fees                                                              14,653

Registration fees                                                        5,304

Custodian fees--Note 3(b)                                                2,498

Miscellaneous                                                           11,126

TOTAL EXPENSES                                                         355,775

INVESTMENT INCOME--NET                                               1,854,067
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                100,622

Net unrealized appreciation (depreciation) on investments            1,064,525

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,165,147

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,019,214

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                              ----------------------------------
                                                     2001          2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         1,854,067            1,866,866

Net realized gain (loss) on investments          100,622              127,935

Net unrealized appreciation (depreciation)
   on investments                              1,064,525             (819,744)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   3,019,214            1,175,057
------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (1,834,321)          (1,849,607)

Net realized gain on investments                (127,638)             (89,423)

TOTAL DIVIDENDS                               (1,961,959)          (1,939,030)

TOTAL INCREASE (DECREASE) IN NET ASSETS        1,057,255             (763,973)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            34,757,827          35,521,800

END OF PERIOD                                  35,815,082          34,757,827

Undistributed investment income--net               38,605              18,859

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.


                                                                                  Year Ended September 30,
                                                                             --------------------------------------------
                                                                 2001       2000     1999           1998          1997
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.10       9.30     10.04           9.97          9.90

Investment Operations:

Investment income--net                                            .49        .49       .51            .55           .58

Net realized and unrealized
   gain (loss) on investments                                     .29       (.19)     (.69)           .12           .12

Total from Investment Operations                                  .78        .30      (.18)           .67           .70

Distributions:

Dividends from investment income--net                            (.48)      (.48)     (.53)          (.58)         (.60)

Dividends from net realized gain
   on investments                                                (.03)      (.02)     (.03)          (.02)         (.03)

Total Distributions                                              (.51)      (.50)     (.56)          (.60)         (.63)

Net asset value, end of period                                   9.37       9.10      9.30          10.04          9.97

Market Value, end of period                                      8.46       81_4      83_8         103_16         101_4
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             8.86       4.95    (12.83)          5.43          6.58
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.00       1.10       1.01          1.06          1.03

Ratio of net investment income
   to average net assets                                         5.22       5.43       5.20          5.49          5.85

Portfolio Turnover Rate                                          7.09      14.28      10.51         21.43         16.53
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          35,815     34,758     35,522        38,199        37,603

(A) CALCULATED BASED ON MARKET VALUE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New York Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's common stock trades on the American Stock Exchange under the ticker symbol DNM.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discounts on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective October 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On  September  28, 2001, the Board of Directors declared a cash dividend of $.04
per   share   from  investment  income-net,  payable  on  October  26,  2001  to shareholders of record as of the close of business on October 12, 2001.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund at rates which are related to the Federal funds rate in effect at the time of borrowings. During the period ended September 30, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended September 30, 2001.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.
During the period ended September 30, 2001, the fund was charged $28,763 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2001, the fund was charged $2,498 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2001, amounted to $2,953,390 and $2,454,550, respectively.

At September 30, 2001, accumulated net unrealized appreciation on investments was $207,768, consisting of $1,695,474 gross unrealized appreciation and $1,487,706 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus New York Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Municipal Income, Inc., including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Municipal Income, Inc. at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
November 8, 2001



ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund's Dividend Reinvestment Plan (the "Plan"), a holder of Common Stock (" Common Shareholder" ) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank, N.A., c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

                                                             The Fund

ADDITIONAL INFORMATION (Unaudited) (CONTINUED)

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

Managed Dividend Policy

The fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Supplemental Information

For the period ended September 30, 2001, there were: (i) no material changes in the fund's investment objectives or polices, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund,
(iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the person primarily responsible for the day-to-day management of the fund's portfolio.


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended September 30, 2001:

--all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are New York residents, New York State and New York City personal income taxes), and

--the fund hereby designates $.0334 per share as a long-term capital gain distribution paid on December 29, 2000.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

PROXY RESULTS (Unaudited)

Shareholders voted on a proposal presented at the annual shareholders' meeting held May 18, 2001. The description of the proposal and the number of shares voted are as follows:


                                                                                                          Shares
                                                                                     ---------------------------------------
                                                                                                For  Authority Withheld
                                                                                     ---------------------------------------

To elect two Class II Directors:((+))

   Whitney I. Gerard                                                                 2,824,168                           103,193

   Arthur A. Hartman                                                                 2,820,284                           107,077

((+))  THE TERMS OF THESE CLASS II DIRECTORS EXPIRES IN 2004.




NOTES

OFFICERS AND DIRECTORS

Dreyfus New York Municipal Income, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Martin D. Fife

Whitney I. Gerard

Arthur A. Hartman

George L. Perry

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Vice President and Treasurer

      Joseph Connolly

Executive Vice President

      Monica S. Wieboldt

Secretary

      Michael A. Rosenberg

Assistant Secretary

      Steven F. Newman

Assistant Secretary

      Robert R. Mullery

Assistant Treasurer

      Gregory S. Gruber

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph Irace

Colleen Meehan

W. Michael Petty

Scott Sprauer

James Welch

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DNM

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, MONEY AND BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                    For More Information

                        Dreyfus
                        New York Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent,
                        Dividend Disbursing Agent
                        and Registrar

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2001 Dreyfus Service Corporation                                  858AR0901